UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23585

VELA FUNDS

(Exact name of registrant as specified in charter)

220 Market Street, Suite 208

New Albany, OH 43054

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801

(Name and address of agent for service)

With copy to: Peter Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

and

Jesse D. Hallee

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Registrant’s telephone number, including area code:	614-653-8352

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth

Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Annual Report September 30, 2022

VELA Small Cap Fund Class A (VESAX) Class I (VESMX)

VELA Large Cap Plus Fund Class A (VELAX) Class I (VELIX)

VELA International Fund Class A (VEILX) Class I (VEITX)

VELA Income Opportunities Fund
Class A (VIOAX)
Class I (VIOIX)

Management’s Discussion of Fund Performance (Unaudited)

Market Review

For the fiscal year ended September 30, 2022, volatility has been a key descriptor of financial markets, led by investors’ uncertainty and recessionary concerns. In the U.S., the S&P 500 Index (a proxy for U.S. equity markets) provided a -15 % total return. The Russell 3000 Total Return Index, a similar broad-market index composed of 3,000 companies, returned -18% over the same period. Small Cap and International Companies, broadly, delivered relatively poorer performance (as is often the case in market contractions), with the Russell 2000 Index returning -24% and the MSCI World ex USA -24% for the year. Contrastingly, the Russell 1000 Index (representing the largest 1,000 stocks in the Russell 3000 Total Return Index) provided a -17 % total return.

Globally, inflationary pressures have been a primary concern throughout the fiscal year, augmented in the latter half by the war in Ukraine, which continues to pressure energy prices, and movements by central banks around the world to increase short term interest rates, resulting in slowing economic growth. This combination of factors pressured financial asset valuations over the past year, bringing the average Price-to-Earnings (P/E) Ratio1 for the S&P 500 Index from above 20x at the start of calendar year 2022 to a current level of 17x, showing a decline in the perceived value of U.S. equities2. While declines in equity valuations can be stressful over the short term, we believe asset valuations are far more favorable than at the outset of the year, providing ample opportunity for long-term investors.

With regard to economic sector, stocks of energy companies, which benefitted considerably from elevated energy prices over the six month period ended September 30, 2022, led the market. As was the case for 2021, our investment approach, centered on valuing businesses, served us well this past year, and we expect that to be the case over the long term.

VELA Small Cap Fund

Annual Returns Discussion

The VELA Small Cap Fund Class I Shares returned -7.20% for the fiscal year ended September 30, 2022, compared to -23.50% for the Russell 2000 Index, the Fund’s primary benchmark, and -18.83% for the S&P SmallCap 600 Index.

Favorable stock selection and an overweight position in the Energy sector were key drivers of returns for the fiscal year, with Companies in the energy sector representing three of the top five contributors to performance within the Fund. These included Texas Pacific Land Corporation (TPL), Devon Energy Corporation (DVN), and Civitas Resources, Inc. (CIVI). In line with 2021, Kirby Corporation (KEX), a dominant player in the inland tank barge industry, was the single highest contributor to returns for FY2022, with MGPI Ingredients, Inc. (MGPI), rounding out the top five. Bottom contributors during the fiscal year included Live Oak Bancshares (LOB), Greenbriar Companies, Inc. (GBX), Scotts Miracle-Gro Class A (SMG), Hanesbrands (HBI), and Verint Systems (VRNT).

Portfolio Changes

We took advantage of the market’s volatility and lower asset valuations over the year, reducing the Fund’s cash balance from over 10% at the end of fiscal year 2021 to 7% as of the fiscal year ended September 30, 2022. Over the period, we added to higher conviction holdings

Management’s Discussion of Fund Performance (Unaudited) (continued)

and added several new positions. We were pleased with our ability to source new ideas across many sectors in a challenging market environment. Turnover remains elevated relative to our long-term expectations for the Fund, as we worked to act on opportunities presented by the market conditions, as well as harvest tax losses to offset capital gains.

Operationally, we made two changes over the course of the fiscal year. The first related to the Fund’s primary benchmark. Prior to 3/1/22, the Small Cap Fund compared its performance only against the S&P Small Cap 600 Index. VELA and the Board of Trustees of the Trust (the “Board”) believe the Russell 2000 Index is a more appropriate and accurate index against which to compare the Small Cap Fund’s investment strategy and, therefore, the Russell 2000 Index replaces the S&P 600 Index as the Small Cap Fund’s primary benchmark as of 3/1/22. Second, we reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes from an annual rate of 0.45% to 0.42%, effective as of 10/01/2022. For the Small Cap Class I Shares, this brings the total expense ratio from the previous 1.22% down to 1.19% for all investors.

VELA Large Cap Plus Fund

Annual Returns Discussion

The VELA Large Cap Plus Fund Class I Shares returned -6.80% for the fiscal year ended September 30, 2022, vs. -17.22% for the Russell 1000 Index, the Fund’s primary benchmark, and -15.47% for the S&P 500 Index.

Overweight positions in the Healthcare and Energy sectors were primary drivers of performance during the fiscal year, led by Vertex Pharmaceuticals, Inc. (VRTX) and AbbVie, Inc. (ABBV) in Healthcare. Energy holdings EQT Corporation (EQT), Pioneer Natural Resources Company (PXD), and Suncor Energy (SU) each benefitted from tight global energy supply, exacerbated over the past six months by the war in Ukraine. Upside was partially limited by call options written at our estimate of intrinsic value3. Put options on the ARK Innovation ETF (AARK) rounded out the top five contributors to returns as the underlying ETF declined sharply over the fiscal year period.

Within the Fund, technology companies made up the top five detractors to returns, including NVIDIA Corporation (NVDA), Meta Platforms Inc. Class A (META), PayPal Holdings, Inc. (PYPL), Adobe Inc. (ADBE), and, finally, Alphabet Inc. Class A (GOOGL). Difficult year over year comparisons following COVID impacted many technology companies. META and ADBE’s questionable strategic decisions also weighed on the stocks. At various times the Fund held written call options on several of the top underperforming positions, which helped mitigate the net impact to the Fund.

Portfolio Changes

Operationally, we made two changes over the course of the fiscal year. The first related to the Fund’s primary benchmark: prior to 5/1/2022, the Large Cap Plus Fund compared its performance only against the S&P 500 Index. VELA and the Board believe the Russell 1000 Index is a more appropriate and accurate index against which to compare the Large Cap Plus Fund’s investment strategies and, therefore, the Russell 1000 Index replaced the S&P 500 Index as the Large Cap Plus Fund’s primary benchmark as of 5/1/2022. Second,

Management’s Discussion of Fund Performance (Unaudited) (continued)

we reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes from an annual rate of 0.45% to 0.42%, effective as of 10/01/2022. For the Large Cap Plus Class I Shares, this brings the total expense ratio from the previous 1.87% down to 1.84% for all investors.

VELA International Fund

Annual Returns Discussion

The VELA International Fund Class I Shares returned -20.84% for the fiscal year ended September 30, 2022, compared to -23.91% for the MSCI World ex USA Index, the Fund’s primary benchmark.

Energy and Materials sector names were well represented among the top contributors the Fund’s better relative performance during the period, led by Canadian oil producer Suncor Energy Inc. (SU), French energy super major Total Energies SE (B15C55), and United Tractors (623084), which is both the largest holding in the Fund and a repeat outperformer from FY21 on the continued strength of coal prices. Swiss luxury consumer brand Compagnie Financiere Richemont SA (BCRWZ1) and Dutch dredging and heavylift company Koninklijke Boskalis Westminster N.V. (B1XF88) were also among the top contributors to returns. Top detractors to performance over the fiscal year included German healthcare provider Fresenius SE & Co. (435209), whose management lost credibility following the disclosure of its new strategic plan during its capital markets day presentation, Hong-Kong based auto-parts manufacturing company Johnson Electric Holdings, Ltd. (BP4JH1), Dutch medical equipment company Koninklijke Philips N.V. (598662), and Belgian multi-channel bank-insurer KBC Group N.V. (449774). Lastly, Associated British Foods (067312) rounded out the bottom five, declining on recessionary fears regarding potential impact to the company’s value-oriented fashion retail operations.

Portfolio Changes

Through the year, we added several new names to the Fund as we’ve seen the opportunity to buy at what we believe to be favorable prices. These include German companies Henkel AC (507670) and Infineon Technologies AG (588950) in the most recent quarter, the first of which has two major businesses, a global position in industrial adhesives and a significant presence in consumer beauty and home laundry care, and the second of which is the largest player in the power semiconductor market. Sales over the fiscal year ended September 30, 2022 included Dutch healthcare conglomerate Philips NV (598662), German healthcare company Fresenius SE (435209), Dutch dredging and heavy-lifting company Royal Boskalis (B1XF88), Swedish asset-manager Industrivarden AB, Class A (INDU.A-SE), Belgian technology company Barco NV (BAR-BE), and Swiss human resources and staffing firm Adecco Group AG (ADEN-CH) as we worked to seek to mitigate the impact of taxable investment gains and to reinforce positions in our highest-conviction ideas. The Fund ended the fiscal year with 47 holdings and a turnover for the period of 23%. Average cash position fluctuated between 7-9% for most of the fiscal year, finishing higher at 10% on the buyout of Royal Boskalis Westminster during the most recent quarter. Exiting the fiscal year, we remain comfortable with this elevated level of cash; however, further market declines with evidence the market is discounting lower

Management’s Discussion of Fund Performance (Unaudited) (continued)

earnings could be a signal which allows a reduction in this level. We continue to evaluate the Fund’s holdings given the changing investment landscape and remain disciplined in seeking the best ideas, regardless of how this environment evolves.

Operationally, we reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes from an annual rate of 0.45% to 0.42%, effective as of 10/01/2022. For the International Fund Class I Shares, this brings the total expense ratio from the previous 1.22% down to 1.19% for all investors.

VELA Income Opportunities Fund

Annual Returns Discussion

The VELA Income Opportunities Fund Class I Shares returned -17.91% for the six months ended September 30, 2022 (based on the Fund’s inception date of March 31, 2022) compared to a return of -20.42% for the Fund’s primary benchmark, the Russell 3000 Total Return Index, and a -14.84% return for the Fund’s secondary benchmark, 50% Russell 3000 Total Return Index /50% Bloomberg U.S. Aggregate Bond Index, a 50%/50% blend of the Russell 3000 Total Return Index and the Bloomberg U.S. Aggregate Index (an index of U.S. – based fixed income securities).

Despite widespread volatility, we believe the Fund performed well on a relative basis due to the strategy’s focus on well-capitalized, cash flow generative businesses selling at discounts to our estimates of intrinsic value and with an ongoing ability to make dividend and interest payments. Top contributors to performance within the Fund came from a mix of sectors, led by auto-parts retailer Genuine Parts Company (GPC), which continues to benefit from tailwinds in the professional Do-it-For-Me channel as well as an aging car fleet in the U.S., and Colorado-based energy producer Civitas Resources (CIVI). Aerospace and defense technology producer Northrop Grumman Corp. (NOC), off-price department store TJX Companies, Inc. (TJX), and building materials and specialty coating manufacturer RPM International, Inc. (RPM) rounded out the top five contributors to return. Bottom performers for the period included consumer lawn and garden manufacturer Scotts Miracle-Gro Company Class A (SMG), transportation manufacturing company Greenbrier Companies, Inc. (GBX), apparel company Hanesbrands Inc. (HBI), auto insurance organization Mercury General Corporation (MCY), and apparel and footwear company V.F. Corporation (VFC).

Portfolio Changes

Over the past two quarters, we have utilized market volatility to improve the quality of the businesses in the Fund’s portfolio and are pleased with the combination of business quality and attractive valuations of the collection of businesses the Fund owns. We have also modestly added to the Fund’s preferred equity securities and initiated two corporate bond positions as these areas have become more attractive in recent months. We continue to evaluate the opportunity set with regard to both equity and fixed income securities, and seek to opportunistically add to or initiate new positions as they meet our investment criteria.

Management’s Discussion of Fund Performance (Unaudited) (continued)

Operationally, we reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes from an annual rate of 0.45% to 0.42%, effective as of 10/01/2022. For the Income Opportunities Class I Shares, this brings the total expense ratio from the previous 0.95% down to 0.92% for all investors.

Important Information:

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling 833-399-1001.

A complete list of portfolio holdings can be found at www.velafunds.com.

You cannot invest directly in an index.

The S&P 500 Index is a composite of 500 of the largest companies in the United States. The S&P 500 Index is unmanaged and does not represent the performance of any particular investment.

The Russell 3000 Index is a market-capitalization-weighted equity index maintained by FTSE Russell that tracks the performance of the 3,000 largest U.S. traded stocks across all market sectors, inclusive of dividends, capital gains, distributions, and interest.

The Russell 2000 Index is a small-cap stock market index of the smallest 2,000 stocks in the Russell 3000 Index.

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

The Russell 1000 Index is an unmanaged market capitalization-weighted index comprised of the largest 1,000 companies by market capitalization in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies by total market capitalization.

The S&P SmallCap 600 Index is a stock market index established by Standard & Poor’s. It covers roughly the small-cap range of American stocks, using a capitalization-weighted index.

The secondary index for the Income Opportunities Fund is a blend of the Russell 3000 Total Return Index (50%) and The Bloomberg Aggregate Bond Index (50%). The Bloomberg Aggregate Bond Index broadly tracks the performance of the U.S. investment-grade bond market. The index is composed of investment-grade government and corporate bonds.

[1]	Price to Earnings (P/E) Ratio: The price to earnings ratio is a ratio for estimating the value of a company by measuring the market price for a security relative to its’ earnings per share. A high P/E ratio could mean that a company’s stock is overvalued, or that investors are expecting high growth rates in the future.

[2]	Source: Factset

[3]	Intrinsic Value: the estimated underlying value of a company or stock, arrived at by a financial model, rather than the current trading price.

VELA Small Cap Fund

Investment Results (Unaudited)

Average Annual Total Returns as of September 30, 2022(a)

		Since Inception
VELA Small Cap Fund	One Year	(9/30/20)
Class A Shares
Without Load	-7.41%	19.78%
With Load	-12.07%	16.72%
Class I Shares	-7.20%	20.09%
Russell 2000 Index(b)	-23.50%	6.29%
S&P SmallCap 600 Index(c)	-18.83%	13.12%

	Expense Ratios(d)
	Class A	Class I
	Shares	Shares
	1.44%	1.19%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA Small Cap Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Russell 2000 Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

(c)	The S&P SmallCap 600 Index is an unmanaged capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index, however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios shown, which include acquired fund fees and other expenses of 0.02%, reflect information from the Fund’s prospectus dated January 12, 2022, as supplemented September 30, 2022. Additional information pertaining to the expense ratios as of September 30, 2022 can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 833-399-1001.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA Small Cap Fund

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
VELA Small Cap Fund - Class I Shares, the Russell 2000 Index and
the S&P SmallCap 600 Index.

The chart above assumes an initial investment of $10,000 made on September 30, 2020 (commencement of operations) and held through September 30, 2022. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 833-399-1001. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA Large Cap Plus Fund
Investment Results (Unaudited) (continued)

Average Annual Total Returns as of September 30, 2022(a)

		Since Inception
VELA Large Cap Plus Fund	One Year	(9/30/20)
Class A Shares
Without Load	-6.97%	12.95%
With Load	-11.61%	10.07%
Class I Shares	-6.80%	13.19%
Russell 1000 Index(b)	-17.22%	4.12%
S&P 500 Index(c)	-15.47%	4.83%

	Expense Ratios(d)
	Class A	Class I
	Shares	Shares
	2.09%	1.84%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA Large Cap Plus Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

(c)	The S&P 500 Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index, however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios shown, which include acquired fund fees and expenses of 0.01%, reflect information from the Fund’s prospectus dated January 12, 2022, as supplemented September 30, 2022. Additional information pertaining to the expense ratios as of September 30, 2022 can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 833-399-1001.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA Large Cap Plus Fund
Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
VELA Large Cap Plus Fund - Class I Shares, the Russell 1000 Index, and
the S&P 500 Index

The chart above assumes an initial investment of $10,000 made on September 30, 2020 (commencement of operations) and held through September 30, 2022. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 833-399-1001. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA International Fund
Investment Results (Unaudited) (continued)

Average Annual Total Returns as of September 30, 2022(a)

		Since Inception
VELA International Fund	One Year	(9/30/20)
Class A Shares
Without Load	-21.10%	-1.45%
With Load	-25.05%	-3.96%
Class I Shares	-20.84%	-1.08%
MSCI World ex USA Index(b)	-23.91%	-1.89%

	Expense Ratios(c)
	Class A	Class I
	Shares	Shares
	1.44%	1.19%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA International Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The MSCI World ex USA Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index, however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios shown, which include acquired fund fees and other expenses of 0.02%,reflect information from the Fund’s prospectus dated January 12, 2022, as supplemented September 30, 2022. Additional information pertaining to the expense ratios as of September 30, 2022 can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 833-399-1001.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA International Fund
Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
VELA International Fund - Class I Shares and the MSCI World ex USA Index.

The chart above assumes an initial investment of $10,000 made on September 30, 2020 (commencement of operations) and held through September 30, 2022. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 833-399-1001. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA Income Opportunities Fund
Investment Results (Unaudited) (continued)

Total Returns as of September 30, 2022(a)

		Since Inception
VELA Income Opportunities Fund		(3/31/22)
Class A Shares
Without Load		-18.15%
With Load		-22.27%
Class I Shares		-17.91%
Russell 3000 Total Return Index(b)		-20.42%
50% Russell 3000 Total Return Index(b) /
50% Bloomberg U.S. Aggregate Bond Index(c)		-14.84%

	Expense Ratios(d)
	Class A	Class I
	Shares	Shares
	1.17%	0.92%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA Income Opportunities Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(b)	The Russell 3000 Total Return Index is a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in America as measured by total market capitalization, and represents approximately 98% of the American public equity market.

(c)	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

(d)	The expense ratios shown reflect information from the Fund’s prospectus dated March 30, 2022, as supplemented September 30, 2022. Additional information pertaining to the expense ratios as of September 30, 2022 can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 833-399-1001.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA Income Opportunities Fund
Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
VELA Income Opportunities Fund - Class I Shares, the Russell 3000
Total Return Index and the 50% Russell 3000 Total Return Index /
50% Bloomberg U.S. Aggregate Bond Index

The chart above assumes an initial investment of $10,000 made on March 31, 2022 (commencement of operations) and held through September 30, 2022. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 833-399-1001. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

VELA Funds
Sector Holdings (Unaudited)

VELA Small Cap Fund

Sector Allocation(a)
Consumer Discretionary	11.44%
Consumer Staples	6.42%
Energy	14.13%
Financials	20.16%
Health Care	8.47%
Industrials	21.41%
Materials	4.37%
Technology	3.95%
Utilities	2.56%
Put Options	0.12%
Money Market Funds	7.17%
Written Options	-0.11%
Liabilities in Excess of Other Assets	-0.09%
100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA Small Cap Fund is to provide long-term capital appreciation.

VELA Large Cap Plus Fund

Sector Allocation(a)	Long	Short	Gross	Net
Communications	5.63%	-0.28%	5.91%	5.35%
Consumer Discretionary	11.01%	-1.93%	12.94%	9.08%
Consumer Staples	5.66%	-0.54%	6.20%	5.12%
Energy	7.83%	-0.49%	8.32%	7.34%
Financials	13.56%	-0.88%	14.44%	12.68%
Health Care	19.09%	-0.83%	19.92%	18.26%
Industrials	7.50%	-1.41%	8.91%	6.09%
Materials	2.61%	-0.97%	3.58%	1.64%
Technology	21.26%	-1.18%	22.44%	20.08%
Utilities	3.05%	0.00%	3.05%	3.05%
Purchased Options	1.96%	0.00%	1.96%	1.96%
Money Market Funds	11.85%	0.00%	11.85%	11.85%
Written Options	0.00%	-1.00%	1.00%	-1.00%
Liabilities in Excess of Other Assets	0.00%	-1.50%	1.50%	-1.50%
	111.01%	-11.01%	122.18%	100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA Large Cap Plus Fund is to provide long-term capital appreciation.

VELA Funds
Sector Holdings (Unaudited) (continued)

VELA International Fund

Sector Allocation(a)
Communications	7.32%
Consumer Discretionary	9.20%
Consumer Staples	17.92%
Energy	5.18%
Financials	7.45%
Health Care	4.51%
Industrials	14.50%
Materials	15.89%
Technology	7.83%
Money Market Funds	13.86%
Liabilities in Excess of Other Assets	-3.66%
100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA International Fund is to provide long-term capital appreciation.

VELA Income Opportunities Fund

Sector Allocation(a)
Communications	4.84%
Consumer Discretionary	17.47%
Consumer Staples	12.36%
Energy	5.65%
Financials	16.35%
Health Care	9.91%
Industrials	12.85%
Materials	3.53%
Real Estate	3.58%
Technology	5.80%
Utilities	4.02%
Money Market Funds	10.29%
Written Options	-0.12%
Liabilities in Excess of Other Assets	-6.53%
100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA Income Opportunities Fund is to provide current income and the secondary investment objective is to provide long-term capital appreciation.

VELA Funds
Sector Holdings (Unaudited) (continued)

Availability of Portfolio Schedule (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Funds’ website at www.velafunds.com.

VELA SMALL CAP FUND
Schedule of Investments
September 30, 2022

		Fair
	Shares	Value
Common Stocks — 92.91%
Consumer Discretionary — 11.44%
Gildan Activewear, Inc.	20,026	$566,135
Graham Holdings Co., Class B	2,173	1,169,031
Green Brick Partners, Inc.(a)	13,217	282,579
Liberty Media Corp. - Liberty Braves - Series C(a)	44,051	1,211,402
Papa John’s International, Inc.	9,466	662,715
Polaris Industries, Inc.	7,955	760,896
Vail Resorts, Inc.	5,441	1,173,297
Wendy’s Co. (The)	38,178	713,547
		6,539,602
Consumer Staples — 6.42%
Flowers Foods, Inc.	27,204	671,667
MGP Ingredients, Inc.(b)	9,469	1,005,229
Ollie’s Bargain Outlet Holdings, Inc.(a)	20,438	1,054,600
Performance Food Group Co.(a)(b)	21,868	939,231
		3,670,727
Energy — 14.13%
Civitas Resources, Inc.(b)	27,035	1,551,539
Coterra Energy, Inc.(b)	21,875	571,375
Devon Energy Corp.(b)	9,545	573,941
PDC Energy, Inc.	30,613	1,769,125
Range Resources Corp.	73,224	1,849,638
Texas Pacific Land Corp.	992	1,763,012
		8,078,630
Financials — 20.16%
1st Source Corp.	20,904	967,855
Assured Guaranty Ltd.	20,789	1,007,227
Axis Capital Holdings Ltd.	32,507	1,597,720
Bank OZK	37,931	1,500,550
BOK Financial Corp.	15,535	1,380,440
Community Trust Bancorp, Inc.	12,372	501,685
Hingham Institution for Savings	1,031	258,894
Houlihan Lokey, Inc.	7,815	589,095
Live Oak Bancshares, Inc.	41,589	1,272,623
MBIA, Inc.(a)	46,822	430,762
UMB Financial Corp.	14,123	1,190,428
Washington Trust Bancorp, Inc.	17,705	822,928
		11,520,207

See accompanying notes which are an integral part of these financial statements.

VELA SMALL CAP FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Health Care — 8.47%
Denali Therapeutics, Inc.(a)	5,472	$167,936
Encompass Health Corp.	15,125	684,104
Envista Holdings Corp.(a)	41,392	1,358,072
LivaNova PLC(a)	10,944	555,627
National Healthcare Corp.	17,801	1,127,515
SI-BONE, Inc.(a)	36,008	628,700
Syneos Health, Inc.(a)	6,800	320,620
		4,842,574
Industrials — 21.41%
Applied Industrial Technologies, Inc.	17,942	1,844,079
BWX Technologies, Inc.	34,563	1,740,938
Copa Holdings, S.A., Class A(a)	10,589	709,569
Greenbrier Companies, Inc. (The)	65,334	1,585,656
Hub Group, Inc., Class A(a)	26,660	1,839,007
Huntington Ingalls Industries, Inc.(b)	3,556	787,654
Kirby Corp.(a)	48,456	2,944,672
XPO Logistics, Inc.(a)	17,637	785,199
		12,236,774
Materials — 4.37%
Ashland Global Holdings, Inc.(b)	19,292	1,832,161
RPM International, Inc.(b)	7,994	665,980
		2,498,141
Technology — 3.95%
JFrog Ltd.(a)	38,710	855,878
Nutanix, Inc., Class A(a)(b)	19,421	404,539
Verint Systems, Inc.(a)	29,751	999,039
		2,259,456
Utilities — 2.56%
NorthWestern Corp.	14,169	698,248
Southwest Gas Holdings, Inc.	10,984	766,134
		1,464,382
TOTAL COMMON STOCKS
(Cost $51,731,237)		53,110,493

See accompanying notes which are an integral part of these financial statements.

VELA SMALL CAP FUND
Schedule of Investments (continued)
September 30, 2022

	Number of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
Put Options Purchased — 0.12%
Energy Select Sector SPDR Fund	325	$2,340,650	$62.00	December 2022	$64,187
TOTAL PUT OPTIONS PURCHASED
(Cost $124,404)					64,187

Money Market Funds — 7.17%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 2.84%(c)				4,095,572	4,095,572

TOTAL MONEY MARKET FUNDS
(Cost $4,095,572)					4,095,572

Total Investments — 100.20%
(Cost $55,951,213)					57,270,252
Liabilities in Excess of Other Assets — (0.20)%					(114,069)
Net Assets — 100.00%					$57,156,183

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for written options.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

VELA SMALL CAP FUND
Schedule of Open Written Option Contracts
September 30, 2022

	Number of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
Written Call Options — (0.11)%
Ashland Global Holdings, Inc.	(65)	$(617,305)	$115.00	January 2023	$(8,125)
Civitas Resources, Inc.	(55)	(315,645)	80.00	January 2023	(7,700)
Coterra Energy, Inc.	(55)	(143,660)	34.50	January 2023	(3,575)
Devon Energy Corp.	(25)	(150,325)	80.00	January 2023	(4,537)
Huntington Ingalls Industries, Inc.	(20)	(443,000)	250.00	November 2022	(4,000)
MGP Ingredients, Inc.	(32)	(339,712)	120.00	December 2022	(12,960)
Nutanix, Inc.	(145)	(302,035)	27.50	January 2023	(12,325)
Performance Food Group Co.	(155)	(665,725)	60.00	December 2022	(4,805)
RPM International, Inc.	(50)	(416,550)	100.00	November 2022	(2,300)
Total Written Options
(Premiums Received $163,566)					$(60,327)

See accompanying notes which are an integral part of these financial statements.

VELA LARGE CAP PLUS FUND
Schedule of Investments
September 30, 2022

		Fair
	Shares	Value
Common Stocks — 97.20%
Communications — 5.63%
Alphabet, Inc., Class A(a)(b)	7,600	$726,940
Meta Platforms, Inc., Class A(a)(b)(c)	3,066	415,995
T-Mobile US, Inc.(a)(b)(c)	4,267	572,503
		1,715,438
Consumer Discretionary — 11.01%
Aptiv PLC(a)(b)(c)	4,797	375,173
Home Depot, Inc. (The)	1,941	535,600
Live Nation Entertainment, Inc.(a)	3,813	289,941
NVR, Inc.(a)	131	522,307
O’Reilly Automotive, Inc.(a)	680	478,278
Polaris Industries, Inc.	1,911	182,787
Starbucks Corp.	4,543	382,793
TJX Cos., Inc. (The)	9,479	588,836
		3,355,715
Consumer Staples — 5.66%
Dollar General Corp.	2,121	508,743
Kraft Heinz Co. (The)	13,433	447,991
PepsiCo, Inc.	3,331	543,819
Tyson Foods, Inc., Class A(b)	3,402	224,294
		1,724,847
Energy — 7.83%
Baker Hughes Co.(b)(c)	29,556	619,494
EQT Corp.(b)(c)	16,105	656,278
Pioneer Natural Resources Co.(b)(c)	2,403	520,322
Suncor Energy, Inc.(b)(c)	21,006	591,319
		2,387,413
Financials — 13.56%
Arch Capital Group Ltd.(a)	12,759	581,045
Bank of America Corp.(b)(c)	19,396	585,759
Berkshire Hathaway, Inc., Class B(a)	3,773	1,007,466
Goldman Sachs Group, Inc. (The)(b)(c)	1,720	504,046
MetLife, Inc.	9,260	562,823
SVB Financial Group(a)(b)(c)	1,092	366,672
Wells Fargo & Co.	13,070	525,675
		4,133,486

See accompanying notes which are an integral part of these financial statements.

VELA LARGE CAP PLUS FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Health Care — 19.09%
AbbVie, Inc.(b)(c)	4,907	$658,568
Alnylam Pharmaceuticals, Inc.(a)(b)(c)	3,325	665,533
AstraZeneca PLC - ADR	7,970	437,075
BioMarin Pharmaceutical, Inc.(a)	3,492	296,017
Boston Scientific Corp.(a)	15,604	604,342
Denali Therapeutics, Inc.(a)	3,005	92,223
Encompass Health Corp.	8,009	362,247
Humana, Inc.	1,518	736,518
Jazz Pharmaceuticals PLC(a)	1,567	208,865
Johnson & Johnson	3,132	511,644
Lantheus Holdings, Inc.(a)(b)(c)	2,342	164,713
Medtronic PLC	2,654	214,311
Sarepta Therapeutics, Inc.(a)	926	102,360
Syneos Health, Inc.(a)	3,445	162,432
Vertex Pharmaceuticals, Inc.(a)(b)(c)	2,083	603,112
		5,819,960
Industrials — 7.50%
CSX Corp.	10,455	278,521
Deere & Co.	748	249,750
FedEx Corp.(b)(c)	2,684	398,493
JB Hunt Transport Services, Inc.	2,676	418,580
Johnson Controls International PLC	8,485	417,632
Northrop Grumman Corp.	1,110	522,055
		2,285,031
Materials — 2.61%
Avery Dennison Corp.	1,544	251,209
Linde PLC	1,356	365,563
Teck Resources Ltd., Class B(b)	5,933	180,423
		797,195
Technology — 21.26%
Accenture PLC, Class A	2,541	653,800
Adobe, Inc.(a)(b)(c)	1,405	386,656
Apple, Inc.(b)	7,900	1,091,780
EPAM Systems, Inc.(a)	423	153,206
Microchip Technology, Inc.(b)(c)	6,683	407,863
Microsoft Corp.	4,609	1,073,437
Nutanix, Inc., Class A(a)(b)	17,816	371,107

See accompanying notes which are an integral part of these financial statements.

VELA LARGE CAP PLUS FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Technology — (continued)
PayPal Holdings, Inc.(a)	1,421	$122,305
S&P Global, Inc.	967	295,273
Salesforce.com, Inc.(a)(b)(c)	4,251	611,464
Teradyne, Inc.(b)(c)	4,037	303,381
Visa, Inc., Class A	3,420	607,563
VMware, Inc., Class A(b)(c)	3,791	403,590
		6,481,425
Utilities — 3.05%
CenterPoint Energy, Inc.	17,820	502,167
Exelon Corp.	11,425	427,981
		930,148
TOTAL COMMON STOCKS
(Cost $27,901,621)		29,630,658

	Number of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
Call Options Purchased — 0.53%
Amazon.com, Inc.	230	$2,599,000	$135.00	January 2023	$84,525
PayPal Holdings, Inc.	70	602,490	110.00	January 2023	19,985
Tesla, Inc.	74	1,962,850	366.67	January 2023	56,795
TOTAL CALL OPTIONS PURCHASED
(Cost $299,723)					161,305

Put Options Purchased — 1.43%
Apple, Inc.	50	691,000	140.00	January 2023	59,000
Chevron Corp.	100	1,436,700	145.00	December 2022	108,000
Microsoft Corp.	25	582,250	225.00	January 2023	33,625
Vertex Pharmaceuticals, Inc.	25	723,850	250.00	October 2022	2,313
Invesco DB Commodity Index Tracking Fund	500	1,195,500	23.00	October 2022	17,500
SPDR S&P 500 ETF Trust	200	7,143,600	330.00	January 2023	215,300
TOTAL PUT OPTIONS PURCHASED
(Cost $273,118)					435,738

See accompanying notes which are an integral part of these financial statements.

VELA LARGE CAP PLUS FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Money Market Funds — 11.85%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 2.84%(d)	3,612,041	$3,612,041

TOTAL MONEY MARKET FUNDS
(Cost $3,612,041)		3,612,041

Total Investments — 111.01%
(Cost $32,086,503)		33,839,742
Liabilities in Excess of Other Assets — (11.01)%		(3,354,659)
Net Assets — 100.00%		$30,485,083

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on September 30, 2022, was $11,708,295.

(c)	All or a portion of the security is held as collateral for written options.

(d)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

VELA LARGE CAP PLUS FUND
Schedule of Open Written Options Contracts
September 30, 2022

	Number of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
Written Call Options — (1.00)%
AbbVie, Inc.	(40)	$(536,840)	$160.00	January 2023	$(5,100)
Adobe, Inc.	(10)	(275,200)	360.00	March 2023	(7,300)
Alnylam Pharmaceuticals, Inc.	(25)	(500,400)	175.00	January 2023	(94,375)
Aptiv PLC	(40)	(312,840)	105.00	January 2023	(7,700)
Baker Hughes Co.	(200)	(419,200)	30.00	January 2023	(6,000)
Bank of America Corp.	(100)	(302,000)	37.00	March 2023	(7,600)
EQT Corp.	(150)	(611,250)	40.00	January 2023	(94,500)
FedEx Corp.	(20)	(296,940)	185.00	January 2023	(5,650)
Goldman Sachs Group, Inc. (The)	(10)	(293,050)	390.00	January 2023	(1,365)
Lantheus Holdings, Inc.	(20)	(140,660)	100.00	January 2023	(3,900)
Meta Platforms, Inc.	(25)	(339,200)	205.00	December 2022	(1,575)
Microchip Technology, Inc.	(30)	(183,090)	75.00	January 2023	(4,725)
Nutanix, Inc.	(150)	(312,450)	27.50	January 2023	(12,750)
Pioneer Natural Resources Co.	(15)	(324,795)	250.00	January 2023	(13,500)
Salesforce.com, Inc.	(30)	(431,520)	200.00	January 2023	(3,660)
Suncor Energy, Inc.	(100)	(281,500)	40.00	June 2023	(12,250)
SVB Financial Group	(10)	(335,780)	450.00	December 2022	(6,800)
Teradyne, Inc.	(30)	(225,450)	100.00	January 2023	(3,825)
T-Mobile US, Inc.	(30)	(402,510)	150.00	November 2022	(4,410)
Vertex Pharmaceuticals, Inc.	(5)	(144,770)	320.00	January 2023	(5,525)
VMware, Inc.	(35)	(372,610)	142.60	January 2023	(2,205)
Total Written Options
(Premiums Received $405,864)					$(304,715)

See accompanying notes which are an integral part of these financial statements.

VELA LARGE CAP PLUS FUND
Schedule of Securities Sold Short
September 30, 2022

		Fair
	Shares	Value
Common Stocks - Short — (8.51%)
Communications — (0.28%)
Roblox Corp., Class A(a)	(2,394)	$(85,801)

Consumer Discretionary — (1.93%)
Advance Auto Parts, Inc.	(505)	(78,952)
BorgWarner, Inc.	(2,319)	(72,817)
Burlington Stores, Inc.(a)	(594)	(66,463)
Etsy, Inc.(a)	(966)	(96,726)
Ross Stores, Inc.	(990)	(83,427)
Tesla, Inc.(a)	(317)	(84,084)
Texas Roadhouse, Inc.	(1,191)	(103,927)
		(586,396)
Consumer Staples — (0.54%)
Clorox Co. (The)	(610)	(78,318)
Hormel Foods Corp.	(1,924)	(87,427)
		(165,745)
Energy — (0.49%)
Schlumberger Ltd.	(4,124)	(148,052)

Financials — (0.88%)
Capital One Financial Corp.	(1,067)	(98,345)
Franklin Resources, Inc.	(3,129)	(67,336)
Jefferies Financial Group, Inc.	(3,500)	(103,250)
		(268,931)
Health Care — (0.83%)
Avantor, Inc.(a)	(5,309)	(104,056)
Insulet Corp.(a)	(430)	(98,642)
Integra LifeSciences Holdings Corp.(a)	(1,197)	(50,705)
		(253,403)
Industrials — (1.41%)
GFL Environmental, Inc.	(4,884)	(123,516)
Illinois Tool Works, Inc.	(711)	(128,442)
Rockwell Automation, Inc.	(400)	(86,044)
Watsco, Inc.	(354)	(91,141)
		(429,143)

See accompanying notes which are an integral part of these financial statements.

VELA LARGE CAP PLUS FUND
Schedule of Securities Sold Short (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks - Short — (continued)
Materials — (0.97%)
Albemarle Corp.	(400)	$(105,776)
Nucor Corp.	(989)	(105,813)
Steel Dynamics, Inc.	(1,178)	(83,579)
		(295,168)
Technology — (1.18%)
Applied Materials, Inc.	(881)	(72,180)
Equifax, Inc.	(566)	(97,029)
Logitech International S.A.	(2,449)	(112,654)
Moody’s Corp.	(322)	(78,281)
		(360,144)
TOTAL COMMON STOCKS — SHORT
(Proceeds Received $3,106,173)		(2,592,783)

TOTAL SECURITIES SOLD SHORT — (8.51)%
(Proceeds Received $3,106,173)		$(2,592,783)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

VELA INTERNATIONAL FUND
Schedule of Investments
September 30, 2022

		Fair
	Shares	Value
Common Stocks — 89.80%
Australia — 3.67%
Consumer Staples — 1.44%
Treasury Wine Estates Ltd.	48,300	$388,603

Health Care — 2.23%
Ansell Ltd.	37,400	601,723
Total Australia		990,326

Austria — 3.48%
Communications — 2.29%
Telekom Austria AG(a)	107,000	617,711

Materials — 1.19%
Wienerberger AG	16,000	321,104
Total Austria		938,815

Belgium — 2.24%
Financials — 2.24%
KBC Group NV	12,700	602,581
Total Belgium		602,581

Canada — 9.84%
Consumer Staples — 2.12%
Empire Co., Ltd., Class A	23,000	572,186

Energy — 2.77%
Suncor Energy, Inc.	26,500	745,975

Industrials — 1.96%
Finning International, Inc.	30,000	527,383

Materials — 2.99%
OceanaGold Corp.(a)	495,000	806,387
Total Canada		2,651,931

See accompanying notes which are an integral part of these financial statements.

VELA INTERNATIONAL FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Denmark — 2.49%
Industrials — 2.49%
FLSmidth & Co. A/S	31,000	$671,368
Total Denmark		671,368

France — 5.64%
Consumer Discretionary — 2.24%
Cia Generale de Establissements Michelin SCA	27,000	604,869

Energy — 2.41%
TotalEnergies SE	13,800	647,329

Industrials — 0.99%
Rexel SA	17,800	266,727
Total France		1,518,925

Germany — 9.22%
Consumer Discretionary — 1.79%
Fielmann AG	15,000	481,328

Consumer Staples — 1.54%
Henkel AG & Co. KGaA	7,000	415,651

Industrials — 1.12%
Duerr AG	14,500	301,468

Materials — 3.23%
Covestro AG	12,300	351,628
Fuchs Petrolub SE	23,600	519,980
		871,608
Technology — 1.54%
Infineon Technologies AG	19,000	415,738
Total Germany		2,485,793

Hong Kong — 7.04%
Consumer Staples — 2.77%
WH Group Ltd.	1,190,000	748,436

See accompanying notes which are an integral part of these financial statements.

VELA INTERNATIONAL FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Hong Kong — (continued)
Industrials — 2.03%
Johnson Electric Holdings Ltd.	547,025	$546,070

Technology — 2.24%
VTech Holdings Ltd.	105,200	603,162
Total Hong Kong		1,897,668

Iceland — 1.27%
Industrials — 1.27%
Marel HF	113,285	343,247
Total Iceland		343,247

Indonesia — 3.27%
Materials — 3.27%
United Tractors Tbk PT	410,000	880,301
Total Indonesia		880,301

Japan — 11.97%
Consumer Discretionary — 2.08%
Honda Motor Co. Ltd.	25,800	560,009

Consumer Staples — 1.80%
Suntory Beverage & Food Ltd.	13,600	484,013

Industrials — 2.39%
Okuma Corp.	9,100	312,498
OSG Corp.	26,900	332,738
		645,236
Materials — 3.46%
Fuji Seal International, Inc.	33,500	354,762
Toray Industries, Inc.	117,000	575,854
		930,616
Technology — 2.24%
Nintendo Co. Ltd.	15,000	605,015
Total Japan		3,224,889

See accompanying notes which are an integral part of these financial statements.

VELA INTERNATIONAL FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Mexico — 4.18%
Consumer Staples — 4.18%
Gruma SAB de CV	52,000	$495,199
Kimberly-Clark de Mexico SAB de CV	475,000	631,179
		1,126,378
Total Mexico		1,126,378

Netherlands — 4.36%
Communications — 1.64%
Koninklijke KPN NV	163,000	441,075

Financials — 2.72%
ING Groep NV	85,800	735,068
Total Netherlands		1,176,143

Sweden — 4.74%
Financials — 2.49%
Svenska Handelsbanken AB, Class A	81,800	671,407

Industrials — 2.25%
Loomis AB	24,600	606,234
Total Sweden		1,277,641

Switzerland — 5.38%
Consumer Discretionary — 3.09%
Cie Financiere Richemont SA	3,800	358,706
Swatch Group AG (The)	2,100	471,661
		830,367
Health Care — 2.29%
Roche Holding AG	1,900	618,519
Total Switzerland		1,448,886

United Kingdom — 11.01%
Communications — 3.39%
Informa PLC	78,000	445,903
WPP PLC	56,900	469,787
		915,690

See accompanying notes which are an integral part of these financial statements.

VELA INTERNATIONAL FUND
Schedule of Investments (continued)

September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
United Kingdom — (continued)
Consumer Staples — 4.07%
Associated British Foods PLC	39,000	$545,009
British American Tobacco PLC	15,300	548,697
		1,093,706
Materials — 1.75%
DS Smith PLC	167,200	472,916

Technology — 1.80%
Serco Group PLC	280,000	485,734
Total United Kingdom		2,968,046

TOTAL COMMON STOCKS
(Cost $27,983,041)		24,202,938

Money Market Funds - 13.86%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 2.84%(b)	3,735,067	3,735,067

TOTAL MONEY MARKET FUNDS
(Cost $3,735,067)		3,735,067

Total Investments — 103.66%
(Cost $31,718,108)		27,938,005
Liabilities in Excess of Other Assets — (3.66)%		(987,109)
Net Assets — 100.00%		$26,950,896

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

VELA INCOME OPPORTUNITIES FUND
Schedule of Investments
September 30, 2022

		Fair
	Shares	Value
Common Stocks — 91.05%
Communications — 4.84%
Comcast Corp., Class A	11,176	$327,792
Omnicom Group, Inc.	6,477	408,634
Verizon Communications, Inc.	8,822	334,971
		1,071,397
Consumer Discretionary — 16.98%
Genuine Parts Co.	3,059	456,771
Hanesbrands, Inc.	24,873	173,116
Home Depot, Inc. (The)	1,619	446,747
Polaris Industries, Inc.(a)	4,635	443,338
Scotts Miracle-Gro Co. (The)	10,394	444,344
Starbucks Corp.(a)	5,383	453,571
TJX Cos., Inc. (The)(a)	5,492	341,163
Vail Resorts, Inc.	1,547	333,595
VF Corp.	11,232	335,949
Wendy’s Co. (The)	17,788	332,458
		3,761,052
Consumer Staples — 11.43%
Coca-Cola Co. (The)(a)	4,546	254,667
Flowers Foods, Inc.	22,586	557,648
Kraft Heinz Co. (The)(a)	16,850	561,948
Mondelez International, Inc., Class A	8,027	440,120
PepsiCo, Inc.(a)	1,673	273,134
Sysco Corp.	6,260	442,645
		2,530,162
Energy — 5.65%
Baker Hughes Co.	16,040	336,198
Civitas Resources, Inc.(a)	8,124	466,237
Suncor Energy, Inc.(a)	15,926	448,317
		1,250,752
Financials — 12.46%
Ally Financial, Inc.	7,945	221,109
Axis Capital Holdings Ltd.	4,624	227,270
Bank OZK	11,442	452,646
Community Trust Bancorp, Inc.	8,238	334,051
JPMorgan Chase & Co.	3,174	331,683
Mercury General Corp.	10,724	304,776
Prudential Financial, Inc.	3,889	333,598

See accompanying notes which are an integral part of these financial statements.

VELA INCOME OPPORTUNITIES FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Communications — (continued)
Financials — (continued)
Washington Trust Bancorp, Inc.	11,909	$553,530
		2,758,663
Health Care — 9.91%
Abbott Laboratories	4,586	443,741
AbbVie, Inc.(a)	3,312	444,504
Johnson & Johnson	2,802	457,734
Medtronic PLC	6,452	520,999
National Healthcare Corp.	5,158	326,708
		2,193,686
Industrials — 12.85%
BWX Technologies, Inc.	6,622	333,550
FedEx Corp.	1,479	219,587
Greenbrier Companies, Inc. (The)	22,142	537,386
Johnson Controls International PLC(a)	9,074	446,623
Norfolk Southern Corp.(a)	2,108	441,943
Northrop Grumman Corp.(a)	751	353,210
Stanley Black & Decker, Inc.	2,434	183,061
United Parcel Service, Inc., Class B	2,048	330,834
		2,846,194
Materials — 3.53%
Linde PLC(a)	1,243	335,100
RPM International, Inc.(a)	5,352	445,875
		780,975
Real Estate — 3.58%
Realty Income Corp.	5,832	339,422
Simon Property Group, Inc.	5,056	453,776
		793,198
Technology — 5.80%
Cisco Systems, Inc.(a)	5,521	220,840
Fidelity National Information Services, Inc.	5,868	443,445
Intel Corp.	6,821	175,777
Texas Instruments, Inc.(a)	2,866	443,599
		1,283,661

See accompanying notes which are an integral part of these financial statements.

VELA INCOME OPPORTUNITIES FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Common Stocks — (continued)
Communications — (continued)
Utilities — 4.02%
Exelon Corp.	11,877	$444,912
NorthWestern Corp.	9,036	445,295
		890,207

TOTAL COMMON STOCKS
(Cost $23,440,866)		20,159,947

Preferred Stocks — 3.89%
Financials — 3.89%
Arch Capital Group Ltd., Series G, 4.55%	15,451	289,861
First Republic Bank, Series J, 4.70%,	14,815	285,781
SVB Financial Group, Series A, 5.25%	13,685	286,153
		861,795

TOTAL PREFERRED STOCKS
(Cost $880,399)		861,795

	Principal	Fair
	Amount	Value
Corporate Bonds — 1.42%
Consumer Discretionary — 0.49%
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/2029	$150,000	$109,087

Consumer Staples — 0.93%
Simmons Foods, Inc./Simmons Prepared Foods, 4.63%, 3/1/2029	250,000	204,940

TOTAL CORPORATE BONDS
(Cost $345,554)		314,027

See accompanying notes which are an integral part of these financial statements.

VELA INCOME OPPORTUNITIES FUND
Schedule of Investments (continued)
September 30, 2022

		Fair
	Shares	Value
Money Market Funds — 10.29%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 2.84%(b)	2,277,129	$2,277,129

TOTAL MONEY MARKET FUNDS
(Cost $2,277,129)		2,277,129

Total Investments — 106.65%
(Cost $26,943,948)		23,612,898
Liabilities in Excess of Other Assets — (6.65)%		(1,472,833)
Net Assets — 100.00%		$22,140,065

(a)	All or a portion of the security is held as collateral for written options.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

VELA INCOME OPPORTUNITIES FUND
Schedule of Open Written Options Contracts
September 30, 2022

	Number of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
Written Call Options — (0.12)%
AbbVie, Inc.	(20)	$(268,420)	$170.00	January 2023	$(840)
Cisco Systems, Inc.	(30)	(120,000)	50.00	October 2022	(75)
Civitas Resources, Inc.	(20)	(114,780)	80.00	January 2023	(2,800)
Coca-Cola Co. (The)	(22)	(123,244)	72.50	November 2022	(66)
Devon Energy Corp.	(8)	(130,608)	190.00	January 2023	(884)
Genuine Parts Co.	(13)	(194,116)	160.00	November 2022	(3,510)
Johnson Controls International PLC	(30)	(147,660)	65.00	January 2023	(1,125)
Kraft Heinz Co. (The)	(60)	(200,100)	42.50	January 2023	(750)
Linde PLC	(3)	(80,877)	360.00	October 2022	(21)
Linde PLC	(4)	(107,836)	330.00	January 2023	(1,240)
Norfolk Southern Corp.	(9)	(188,685)	290.00	January 2023	(540)
Northrop Grumman Corp.	(3)	(141,096)	545.00	November 2022	(1,185)
PepsiCo, Inc.	(14)	(86,968)	77.50	January 2023	(854)
Polaris Industries, Inc.	(20)	(191,300)	125.00	January 2023	(2,950)
RPM International, Inc.	(25)	(208,275)	100.00	November 2022	(1,150)
Starbucks Corp.	(27)	(227,502)	100.00	March 2023	(7,412)
Suncor Energy, Inc.	(25)	(176,775)	100.00	November 2022	(50)
Suncor Energy, Inc.	(30)	(84,450)	40.00	January 2023	(1,200)
Texas Instruments, Inc.	(9)	(139,302)	195.00	December 2022	(477)
TJX Cos., Inc. (The)	(14)	(86,968)	75.00	October 2022	(63)
Total Written Options
(Premiums Received $80,573)					$(27,192)

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Assets and Liabilities
September 30, 2022

				VELA
	VELA	VELA	VELA	Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund
Assets
Investments in securities at fair value (cost $55,951,213, $32,086,503, $31,718,108 and $26,943,948)	$57,270,252	$33,839,742	$27,938,005	$23,612,898
Cash held at broker for securities sold short	—	609,007	—	—
Cash	—	41,252	—	—
Foreign currency (cost $—, $—, $12,382 and $—)	—	—	12,381	—
Receivable for fund shares sold	35,801	46,500	10,000	12,000
Receivable for investments sold	430,956	1,082,520	—	—
Dividends and interest receivable	55,155	11,803	50,779	41,648
Tax reclaims receivable	—	—	79,420	—
Total Assets	57,792,164	35,630,824	28,090,585	23,666,546
Liabilities
Investments in securities sold short, at fair value (proceeds received $—, $3,106,173, $—, $— and $—)	—	2,592,783	—	—
Written Options, at value (premiums received $163,566, $405,864 $— and $80,573)	60,327	304,715	—	27,192
Payable for fund shares redeemed	5,329	—	—	—
Payable for investments purchased	501,221	2,193,395	1,111,935	1,481,711
Payable to Adviser	37,281	18,418	17,238	9,172
12b-1 fees accrued – Class A	9,455	174	173	151
Administrative fees payable	22,368	11,051	10,343	8,255
Dividend expense payable on short positions	—	25,205	—	—
Total Liabilities	635,981	5,145,741	1,139,689	1,526,481
Net Assets	$57,156,183	$30,485,083	$26,950,896	$22,140,065
Net Assets consist of:
Paid-in capital	55,652,740	27,649,569	30,687,320	25,635,372
Accumulated earnings (deficit)	1,503,443	2,835,514	(3,736,424)	(3,495,307)
Net Assets	$57,156,183	$30,485,083	$26,950,896	$22,140,065

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Assets and Liabilities (continued)
September 30, 2022

				VELA
	VELA	VELA	VELA	Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund
Class A:
Net Assets	$12,321,955	$208,780	$69,799	$88,173
Shares outstanding (unlimited number of shares authorized, no par value)	867,076	16,441	7,207	10,855
Net asset value and redemption price per share	$14.21	$12.70	$9.68	$8.12
Maximum offering price per share(a)	$14.96	$13.37	$10.19	$8.55
Class I:
Net Assets	$44,834,228	$30,276,303	$26,881,097	$22,051,892
Shares outstanding (unlimited number of shares authorized, no par value)	3,142,455	2,373,751	2,766,569	2,713,947
Net asset value, offering and redemption price per share	$14.27	$12.75	$9.72	$8.13

(a)	Based on maximum initial sales charge of 5.00%.

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Operations
For the year ended and period ended September 30, 2022

				VELA
	VELA	VELA	VELA	Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund(a)
Investment Income
Dividend income	$1,076,084	$464,212	$1,124,848	$282,139
Foreign taxes withheld	—	(5,402)	(188,501)	(1,260)
Foreign tax reclaims	—	—	62,730	—
Interest income	—	—	—	1,744
Total investment income	1,076,084	458,810	999,077	282,623
Expenses
Investment Management fees	527,460	252,914	255,673	40,755
Administrative fees	198,294	95,817	94,505	36,679
12b-1 fees – Class A	28,557	361	246	262
Interest	—	20	—	—
Dividend expense on securities sold short	—	185,255	—	—
Net operating expenses	754,311	534,367	350,424	77,696
Net investment income (loss)	321,773	(75,557)	648,653	204,927
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	19,713	(747,081)	(360,591)	(254,285)
Securities sold short	—	412,468	—	—
Purchased options	(14,997)	624,697	—	—
Written options	294,186	332,591	—	24,929
Foreign currency translations	—	(540)	(127,318)	(269)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(5,582,006)	(3,342,301)	(6,921,176)	(3,331,050)
Securities sold short	—	281,041	—	—
Purchased options	(60,217)	136,852	—	—
Written options	116,440	96,132	—	53,381
Foreign currency translations	—	(6)	(9,217)	—
Net realized and change in unrealized loss on investment securities, securities sold short, options and foreign currency translations	(5,226,881)	(2,206,147)	(7,418,302)	(3,507,294)
Net decrease in net assets resulting from operations	$(4,905,108)	$(2,281,704)	$(6,769,649)	$(3,302,367)

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Changes in Net Assets

	VELA Small Cap Fund		VELA Large Cap Plus Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$321,773	$46,373	$(75,557)	$(31,032)
Net realized gain (loss) on investment securities, securities sold short, options and foreign currency translations	298,902	14,861	622,135	72,275
Net change in unrealized appreciation (depreciation) of investment securities, securities sold short, options and foreign currency translations	(5,525,783)	6,948,061	(2,828,282)	5,196,060
Net increase (decrease) in net assets resulting from operations	(4,905,108)	7,009,295	(2,281,704)	5,237,303
Distributions to Shareholders from Earnings
Class A	(91,397)	(12)	(403)	(30)
Class I	(498,403)	(10,932)	(100,642)	(19,010)
Total distributions	(589,800)	(10,944)	(101,045)	(19,040)
Capital Transactions – Class A
Proceeds from shares sold	5,487,579	8,622,601	178,293	215,426
Reinvestment of distributions	91,397	12	403	30
Amount paid for shares redeemed	(433,464)	(227,551)	(50,841)	(129,936)
Total – Class A	5,145,512	8,395,062	127,855	85,520
Capital Transactions – Class I
Proceeds from shares sold	12,160,178	36,646,713	8,312,443	23,176,177
Reinvestment of distributions	497,141	10,932	100,642	19,010
Amount paid for shares redeemed	(7,029,758)	(273,040)	(977,565)	(3,194,513)
Total – Class I	5,627,561	36,384,605	7,435,520	20,000,674
Net increase in net assets resulting from capital transactions	10,773,073	44,779,667	7,563,375	20,086,194
Total Increase (Decrease) in Net Assets	5,278,165	51,778,018	5,180,626	25,304,457
Net Assets
Beginning of year	$51,878,018	$100,000	$25,304,457	$—
End of year	$57,156,183	$51,878,018	$30,485,083	$25,304,457

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Changes in Net Assets (continued)

	VELA Small Cap Fund		VELA Large Cap Plus Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2022	2021	2022	2021
Share Transactions – Class A
Shares sold	338,965	564,670	12,793	17,075
Shares issued in reinvestment of distributions	5,604	1	28	3
Shares redeemed	(27,436)	(14,728)	(3,586)	(9,872)
Total – Class A	317,133	549,943	9,235	7,206
Share Transactions – Class I
Shares sold	764,402	2,799,092	600,159	2,064,705
Shares issued in reinvestment of distributions	30,406	871	6,927	1,696
Shares redeemed	(445,072)	(17,244)	(69,664)	(230,072)
Total – Class I	349,736	2,782,719	537,422	1,836,329
Net Increase in Shares Outstanding	666,869	3,332,662	546,657	1,843,535

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Changes in Net Assets (continued)

			VELA
			Income
			Opportunities
	VELA International Fund		Fund
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2022	2021	2022(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$648,653	$259,513	$204,927
Net realized loss on investment securities, options and foreign currency translations	(487,909)	(172,214)	(229,625)
Net change in unrealized appreciation (depreciation) of investment securities, options and foreign currency translations	(6,930,393)	3,140,601	(3,277,669)
Net increase (decrease) in net assets resulting from operations	(6,769,649)	3,227,900	(3,302,367)
Distributions to Shareholders from Earnings
Class A	(298)	—	(1,067)
Class I	(189,527)	—	(191,873)
Total distributions	(189,825)	—	(192,940)
Capital Transactions – Class A
Proceeds from shares sold	494,812	948,290	687,900
Reinvestment of distributions	298	—	1,067
Amount paid for shares redeemed	(526,521)	(833,644)	(589,517)
Total – Class A	(31,411)	114,646	99,450
Capital Transactions – Class I
Proceeds from shares sold	8,451,355	26,562,667	25,414,747
Reinvestment of distributions	188,733	—	191,873
Amount paid for shares redeemed	(2,067,105)	(2,536,415)	(70,698)
Total – Class I	6,572,983	24,026,252	25,535,922
Net increase in net assets resulting from capital transactions	6,541,572	24,140,898	25,635,372
Total Increase (Decrease) in Net Assets	(417,902)	27,368,798	22,140,065
Net Assets
Beginning of period	$27,368,798	$—	$—
End of period	$26,950,896	$27,368,798	$22,140,065

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Changes in Net Assets (continued)

			VELA
			Income
			Opportunities
	VELA International Fund		Fund
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2022	2021	2022(a)
Share Transactions – Class A
Shares sold	39,140	75,784	72,584
Shares issued in reinvestment of distributions	25	—	122
Shares redeemed	(41,617)	(66,125)	(61,851)
Total – Class A	(2,452)	9,659	10,855
Share Transactions – Class I
Shares sold	735,787	2,405,698	2,699,578
Shares issued in reinvestment of distributions	15,470	—	22,650
Shares redeemed	(188,837)	(201,549)	(8,281)
Total – Class I	562,420	2,204,149	2,713,947
Net Increase in Shares Outstanding	559,968	2,213,808	2,724,802

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

VELA Small Cap Fund – Class A

Financial Highlights

(For a share outstanding during each year)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$15.49	$10.00

Investment operations:
Net investment income (loss)	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	(1.17)	5.51
Total from investment operations	(1.12)	5.49

Less distributions to shareholders from:
Net investment income	(0.02)	— (a)
Net realized gains	(0.14)	—
Total distributions	(0.16)	— (a)

Net asset value, end of year	$14.21	$15.49

Total Return(b)	(7.41)%	54.95%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$12,322	$8,520
Ratio of expenses to average net assets	1.45%	1.45%
Ratio of net investment income (loss) to average net assets	0.36%	(0.34)%
Portfolio turnover rate(c)	43%	18%

(a)	Rounds to less than $0.005 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Small Cap Fund – Class I

Financial Highlights

(For a share outstanding during each year)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$15.53	$10.00

Investment operations:
Net investment income	0.09	0.03
Net realized and unrealized gain (loss) on investments	(1.18)	5.51
Total from investment operations	(1.09)	5.54

Less distributions to shareholders from:
Net investment income	(0.03)	(0.01)
Net realized gains	(0.14)	—
Total distributions	(0.17)	(0.01)

Net asset value, end of year	$14.27	$15.53

Total Return(a)	(7.20)%	55.39%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$44,834	$43,358
Ratio of expenses to average net assets	1.20%	1.20%
Ratio of net investment income to average net assets	0.57%	0.21%
Portfolio turnover rate(b)	43%	18%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund – Class A

Financial Highlights

(For a share outstanding during each year)

	For the		For the
	Year Ended		Year Ended
	September 30,		September 30,
	2022		2021
Selected Per Share Data
Net asset value, beginning of year	$13.70		$10.00

Investment operations:
Net investment loss	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.92)		3.76
Total from investment operations	(0.95)		3.71

Less distributions to shareholders from:
Net investment income	—		(0.01)
Net realized gains	(0.05)		—
Total distributions	(0.05)		(0.01)

Net asset value, end of year	$12.70		$13.70

Total Return(a)	(6.97)%		37.13%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$209		$99
Ratio of expenses to average net assets	2.15	% (b)	2.11	% (c)
Ratio of net investment loss to average net assets	(0.48)%		(0.53)%
Portfolio turnover rate(d)	66%		115%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(b)	Includes dividend and interest expense of 0.70% for the period ended September 30, 2022.

(c)	Includes dividend and interest expense of 0.66% for the period ended September 30, 2021.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund – Class I

Financial Highlights

(For a share outstanding during each year)

	For the		For the
	Year Ended		Year Ended
	September 30,		September 30,
	2022		2021
Selected Per Share Data
Net asset value, beginning of year	$13.73		$10.00

Investment operations:
Net investment loss	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.90)		3.76
Total from investment operations	(0.93)		3.74

Less distributions to shareholders from:
Net investment income	—		(0.01)
Net realized gains	(0.05)		—
Total distributions	(0.05)		(0.01)

Net asset value, end of year	$12.75		$13.73

Total Return(a)	(6.80)%		37.46%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$30,276		$25,206
Ratio of expenses to average net assets	1.84	% (b)	1.86	% (c)
Ratio of net investment loss to average net assets	(0.26)%		(0.15)%
Portfolio turnover rate(d)	66%		115%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Includes dividend and interest expense of 0.64% for the period ended September 30, 2022.

(c)	Includes dividend and interest expense of 0.66% for the period ended September 30, 2021.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA International Fund – Class A

Financial Highlights

(For a share outstanding during each year)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$12.31	$10.00

Investment operations:
Net investment income	0.22	0.17
Net realized and unrealized gain (loss) on investments	(2.81)	2.14
Total from investment operations	(2.59)	2.31

Less distributions to shareholders from:
Net investment income	(0.04)	—
Total distributions	(0.04)	—

Net asset value, end of year
	$9.68	$12.31
Total Return(a)
	(21.10)%	23.10%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$70	$119
Ratio of expenses to average net assets	1.45%	1.45%
Ratio of net investment income to average net assets	1.65%	2.01%
Portfolio turnover rate(b)	23%	9%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA International Fund – Class I

Financial Highlights

(For a share outstanding during each year)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$12.36	$10.00

Investment operations:
Net investment income	0.24	0.12
Net realized and unrealized gain (loss) on investments	(2.80)	2.24
Total from investment operations	(2.56)	2.36

Less distributions to shareholders from:
Net investment income	(0.08)	—
Total distributions	(0.08)	—

Net asset value, end of year	$9.72	$12.36

Total Return(a)	(20.84)%	23.60%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$26,881	$27,250
Ratio of expenses to average net assets	1.20%	1.20%
Ratio of net investment income to average net assets	2.23%	1.14%
Portfolio turnover rate(b)	23%	9%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund – Class A

Financial Highlights

(For a share outstanding during the period)

	For the
	Period Ended
	September 30,
	2022(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss) on investments	(1.86)
Total from investment operations	(1.81)

Less distributions to shareholders from:
Net investment income	(0.07)
Total distributions	(0.07)

Net asset value, end of period	$8.12

Total Return(b)	(18.15	)% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$88
Ratio of expenses to average net assets	1.20	% (d)
Ratio of net investment income to average net assets	0.87	% (d)
Portfolio turnover rate(e)	7	% (c)

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(c)	Not annualized

(d)	Annualized

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

VELA Income Opportunities Fund – Class I

Financial Highlights

(For a share outstanding during the period)

	For the
	Period Ended
	September 30,
	2022(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.08
Net realized and unrealized gain (loss) on investments	(1.87)
Total from investment operations	(1.79)

Less distributions to shareholders from:
Net investment income	(0.08)
Total distributions	(0.08)

Net asset value, end of period	$8.13

Total Return(b)	(17.91	)% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$22,052
Ratio of expenses to average net assets	0.95	% (d)
Ratio of net investment income to average net assets	2.54	% (d)
Portfolio turnover rate(e)	7	% (c)

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized

(d)	Annualized

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

VELA Funds
Notes to the Financial Statements
September 30, 2022

1. ORGANIZATION

VELA Funds (the “Trust”) currently offers four series of funds, VELA Small Cap Fund (the “Small Cap Fund”), VELA Large Cap Plus Fund (the “Large Cap Plus Fund”), VELA International Fund (the “International Fund”) and VELA Income Opportunities Fund (the “Income Opportunities Fund”) (each a “Fund” and collectively, the “Funds”). The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated May 25, 2020 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each of the Funds is diversified, as defined in the 1940 Act. The Funds’ investment adviser is VELA Investment Management, LLC (the “Adviser”). On September 14, 2020, 10,000 shares of the Small Cap Fund - Class I were issued for cash, at $10.00 per share, to the Adviser. The investment objective of the Small Cap Fund, Large Cap Plus Fund and International Fund is long-term capital appreciation. The investment objective of the Income Opportunities Fund is to provide current income and the secondary investment objective is to provide long-term capital appreciation.

The Funds offer two classes of shares: Class A and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Funds are considered investment companies and accordingly follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Short Sales — The Large Cap Plus Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

The amount of loss may exceed the proceeds received in a short sale. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. As of September 30, 2022 there was $609,007 cash held at the broker and $11,708,295 of securities held as collateral for securities sold short.

Federal Income Taxes — Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended and period ended September 30, 2022, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

Statements of Operations when incurred. During the period, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since commencement of operations, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses — Expenses incurred by the Trust that are not readily identifiable as belonging to a particular fund are allocated to the individual funds by or under the direction of the Board in such manner as the Board determines to be fair and equitable.

Security Transactions, Dividend and Interest Income — The Funds follow industry practice and record security transactions on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date; interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Funds’ understanding of the applicable country’s tax codes and regulations. Income recognized, if any, for foreign tax reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as tax reclaims receivable in the Statements of Assets and Liabilities.

Dividends and Distributions — The Small Cap Fund, Large Cap Plus Fund and International Fund intend to distribute its net investment income and net realized capital gains, if any, at least annually. The Income Opportunity Fund expects to declare and distribute its net investment income, if any, quarterly; capital gains, if any, may be distributed at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Funds.

For the fiscal year ended September 30, 2022, the International Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Earnings
Paid-In Capital	(Deficit)
$4,850	$(4,850)

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Equity securities traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 p.m. ET. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, typically at 4:00 p.m. ET. Securities for which quotations are either not readily available or determined by the Adviser as the “Valuation Designee” to not accurately reflect their value are valued at their fair value using procedures approved by the Board. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASDAQ National Market System is considered an exchange.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Fixed income securities shall be valued at an evaluated bid price, generally as of 4:00 p.m. ET, provided by an independent pricing service approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data. These securities are generally considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures approved by the Board need not be applied. Securities with less than 61 days to maturity may be valued at amortized cost. Amortized cost shall not be used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or broker, (3) determined by the Valuation Designee to not accurately reflect their value, are valued at their fair value using procedures approved by the Board.

Mutual fund investments will be valued at the most recently calculated (current day) NAV. These securities are categorized as Level 1 securities.

Options contracts are typically traded on a securities exchange or board of trade and are valued at the mean between current bid and asked prices, therefore, are categorized as Level 2 securities.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date

●	Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 – Significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments based on the best information available)

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Small Cap Fund
Common Stocks(a)	$53,110,493	$—	$—	$53,110,493
Put Options Purchased	—	64,187	—	64,187
Money Market Funds	4,095,572	—	—	4,095,572
Total Investments	$57,206,065	$64,187	$—	$57,270,252

Liabilities
Small Cap Fund
Written Call Options	$(3,575)	$(56,752)	$—	$(60,327)
Total Investments	$(3,575)	$(56,752)	$—	$(60,327)

VELA Funds

Notes to the Financial Statements (continued)

September 30, 2022

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Large Cap Plus Fund
Common Stocks(a)	$29,630,658	$—	$—	$29,630,658
Call Options Purchased	—	161,305	—	161,305
Put Options Purchased	17,500	418,238	—	435,738
Money Market Funds	3,612,041	—	—	3,612,041
Total Investments	$33,260,199	$579,543	$—	$33,839,742

Liabilities
Large Cap Plus Fund
Common Stocks(a)	$(2,592,783)	$—	$—	$(2,592,783)
Written Call Options	—	(304,715)	—	(304,715)
Total Investments	$(2,592,783)	$(304,715)	$—	$(2,897,498)

Assets
International Fund
Common Stocks(a)	$3,778,309	$20,424,629	$—	$24,202,938
Money Market Funds	3,735,067	—	—	3,735,067
Total Investments	$7,513,376	$20,424,629	$—	$27,938,005

Assets
Income Opportunities Fund
Common Stocks(a)	$20,159,947	$—	$—	$20,159,947
Preferred Stocks	861,795	—	—	861,795
Corporate Bonds	—	314,027	—	314,027
Money Market Funds	2,277,129	—	—	2,277,129
Total Investments	$23,298,871	$314,027	$—	$23,612,898

Liabilities
Income Opportunities Fund
Written Call Options	$—	$(27,192)	$—	$(27,192)
Total Investments	$—	$(27,192)	$—	$(27,192)

(a)	Refer to Schedule of Investments and Schedule of Securities Sold Short for sector classifications.

The Funds did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

4. DERIVATIVE TRANSACTIONS

The Funds may invest in various types of derivative instruments (such as options, futures contracts, and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities. The Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Funds’ portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Funds’ unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Funds may also use derivatives for nonhedging (speculative) purposes including to enhance a Fund’s returns. The Funds may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

Options and Futures Transactions — A Fund may purchase and sell exchange traded and OTC put and call options on securities, on indexes of securities and other types of instruments. A Fund may also purchase and sell futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2022, and the effect of derivative instruments on the Statements of Operations for the fiscal year ended and period ended September 30, 2022.

		Location of Derivatives on Statements of Assets and Liabilities
			Liability
	Derivatives	Asset Derivatives	Derivatives	Fair Value
	Equity Price Risk:
Small Cap Fund	Purchased Options	Investments in securities, at fair value		$64,187
	Written Options		Written options, at fair value	60,327

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

		Location of Derivatives on Statements of Assets and Liabilities
			Liability
	Derivatives	Asset Derivatives	Derivatives	Fair Value
Large Cap Plus Fund	Purchased Options	Investments in securities, at fair value		$597,043
	Written Options		Written options, at fair value	304,715
Income Opportunities Fund	Written Options		Written options, at fair value	$27,192

For the fiscal year ended and period ended September 30, 2022:

	Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivative
	Equity Risk Exposure:	Net realized gain and change in unrealized appreciation (depreciation) on investments
Small Cap Fund	Purchased Options		$(14,997)	$(60,217)
	Written Options		294,186	116,440

Large Cap Plus Fund	Purchased Options		624,697	136,852
	Written Options		332,591	96,132

Income Opportunities Fund	Written Options		24,929	53,381

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended and period ended September 30, 2022:

		Average
	Derivatives	Fair Value
Small Cap Fund	Purchased Options(a)	$51,046
	Written Options(b)	(350,145)

Large Cap Plus Fund	Purchased Options(c)	371,181
	Written Options(c)	(212,888)

Income Opportunities Fund	Written Options(d)	(40,522)

(a)	Average based on the eleven months during the year that had activity.

(b)	Average based on the eight months during the year that had activity.

(c)	Average based on the twelve months during the year that had activity.

(d)	Average based on the five months during the year that had activity.

5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), amended January 12, 2022, the Adviser manages each Fund’s investments subject to the supervision of the Board and in conformity with the stated objective and policies of each Fund. The Adviser charges a management fee and an administrative fee, which is designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services to the Funds, of 0.75% and 0.45%, respectively, of each Fund’s average daily net assets computed and accrued daily and paid monthly for the Small Cap Fund, Large Cap Plus Fund and International Fund. The management fee and administrative fee for the Income Opportunities Fund is 0.50% and 0.45%, respectively. For the fiscal year ended and period ended September 30, 2022, the fees charged to the Funds were as follows:

	Advisory Fee	Payable to	Administrative	Administrative
	Earned	Adviser	Fee Earned	Fee Payable
Small Cap Fund	$527,460	$37,281	$198,294	$22,368
Large Cap Plus Fund	252,914	18,418	95,817	11,051
International Fund	255,673	17,238	94,505	10,343
Income Opportunities Fund(a)	40,755	9,172	36,679	8,255

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

Out of the administrative fee, the Adviser pays substantially all of the Funds’ expenses, except for brokerage and other expenses of executing Fund transactions; taxes or governmental fees; costs of borrowing (such as interest charges and dividend expenses on securities sold short); litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Each Fund will pay all expenses, if any, which may be incurred pursuant to the Fund’s Rule 12b-1 Distribution Plan.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

Prior to January 12, 2022, the adviser charged a unitary management fee which was designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services to the Funds, of 1.20% of the Small Cap Fund, Large Cap Plus Fund and International Fund average daily net assets computed and accrued daily and paid monthly.

Ultimus Fund Solutions, LLC (the “Administrator”) provides administrative, fund accounting, transfer agent and other services to the Funds under a Master Services Agreement with the Trust and the Adviser (the “Master Services Agreement”). Under the Master Services Agreement, the Administrator is paid fees for its services and is reimbursed for certain out-of-pocket expenses.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides an individual to serve as the Trusts’ Chief Compliance Officer in accordance with the Compliance Services Consulting Agreement. For the performance of these services, the Adviser pays NLCS an annual fee. Additionally, the Adviser reimburses NLCS for any out-of-pocket expenses incurred for compliance services.

Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Funds’ shares. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers and trustees of the Trust are also officers of the Adviser and/or the Administrator. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act applicable to Class A Shares. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person a fee of 0.25% of the average daily net assets of each Fund’s Class A Shares in connection with the promotion and distribution of each Funds Class A Shares or the provision of personal services to shareholders, including but not limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). For the fiscal year ended and period ended September 30, 2022, 12b-1 expenses incurred by the Funds were as follows:

		Payable for
	12b-1 fees	12b-1 fees
Small Cap Fund	$28,557	$9,455
Large Cap Plus Fund	361	174
International Fund	246	173
Income Opportunities Fund	262	151

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

During the fiscal year ended and period ended September 30, 2022, the distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds:

Small Cap Fund	$2,901
Large Cap Plus Fund	—
International Fund	—
Income Opportunities Fund	—

The Independent Trustees are compensated for their services to the Funds by the Adviser as part of the administrative fee. Each Independent Trustees was paid $30,000 in fees during the fiscal year ended and period ended September 30, 2022. In addition, the Adviser reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings. Certain trustees and/or officers are officers of the Adviser.

6. INVESTMENT TRANSACTIONS

For the fiscal year ended and period ended September 30, 2022, purchases and sales of investment securities, excluding short-term investments were as follows:

				Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Small Cap Fund	$35,743,698	$23,379,287	$—	$—
Large Cap Plus Fund	15,565,315	9,742,906	16,672,381	18,254,277
International Fund	12,005,209	6,159,501	—	—
Income Opportunities Funds	26,091,313	1,166,082	—	—

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At September 30, 2022, Roderick Dillion owned 46.53% of the Small Cap Fund - Class I and 40.54% of the Large Cap Plus Fund - Class I. As a result, Roderick Dillion may be deemed to control the Fund.

8. FEDERAL TAX INFORMATION

At September 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Tax Cost of	Unrealized	Unrealized	Net Unrealized
	Securities	Appreciation	Depreciation	Appreciation
Small Cap Fund	$55,787,647	$6,007,599	$(4,585,321)	$1,422,278
Large Cap Plus Fund	28,714,921	4,078,069	(1,850,746)	2,227,323
International Fund	31,732,362	858,416	(4,652,773)	(3,794,357)
Income Opportunities Fund	26,919,740	121,471	(3,455,505)	(3,334,034)

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

The tax character of distributions paid for the fiscal year ended and period ended September 30, 2022 were as follows:

				Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund
Distributions paid from:
Ordinary income	$117,273	$98,336	$189,825	$192,940
Long-term capital gains	472,527	2,709	—	—
Total distributions paid	$589,800	$101,045	$189,825	$192,940

The tax character of distributions paid for the fiscal year ended September 30, 2021 were as follows:

	Small Cap	Large Cap	International
	Fund	Plus Fund	Fund
Distributions paid from:
Ordinary income	$10,944	$19,040	$—
Total distributions paid	$10,944	$19,040	$—

At September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

				Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund
Undistributed ordinary income	$265,051	$21,800	$421,064	$11,718
Undistributed long-term capital gains	—	586,391	—	—
Accumulated capital and other gains (losses)	(183,886)	—	(363,131)	(172,991)
Unrealized appreciation (depreciation) on investments	1,422,278	2,227,323	(3,794,357)	(3,334,034)
Total accumulated earnings	$1,503,443	$2,835,514	$(3,736,424)	$(3,495,307)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the tax year ended September 30, 2022 the Small Cap Fund deferred Post-October losses in the amount of $183,886.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2022

As of September 31, 2022, the International Fund had short-term capital loss carryforwards of $353,441. The Income Opportunities Fund had short-term capital loss carryforwards of $172,991. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

9. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote, however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

10. REGULATORY UPDATE

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Large Cap Plus Fund, the Small Cap Fund and the Income Opportunities Fund were required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Large Cap Plus Fund, The Small Cap Fund and the Income Opportunities Fund are currently complying with Rule 18f-4.

11. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure except as noted below.

Effective October 1, 2022, the Adviser will reduce the contractual administrative fee for each Fund from an annual rate of 0.45% to 0.42% of each Fund’s average daily net assets of Class A and Class I shares.

Report of Independent Registered Public Accounting Firm

To the Shareholders of VELA Small Cap Fund, VELA Large Cap Plus Fund, VELA International Fund, VELA Income Opportunities Fund and Board of Trustees of VELA Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open written options contracts (as applicable), and securities sold short (as applicable), of VELA Funds, comprising the funds listed below (the “Funds”) as of September 30, 2022, and the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statements of
	Statements of	Changes in Net
Fund Name	Operations	Assets	Financial Highlights
VELA Small Cap Fund, VELA Large Cap Plus Fund, and VELA International Fund	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021

VELA Income Opportunities Fund	For the period from March 31, 2022 (commencement of operations) through September 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

Summary of Fund Expenses (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; administrative fees; distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

Summary of Fund Expenses (Unaudited) (continued)

		Ending
	Beginning	Account	Expenses
	Account	Value,	Paid	Annualized
	Value,	September 30,	During	Expense
	April 1, 2022	2022	Period(a)	Ratio
Small Cap Fund - Class A
Actual	$1,000.00	$ 857.60	$6.76	1.45%
Hypothetical(b)	$1,000.00	$1,017.79	$7.34	1.45%
Small Cap Fund - Class I
Actual	$1,000.00	$ 859.10	$5.60	1.20%
Hypothetical(b)	$1,000.00	$1,019.05	$6.08	1.20%
Large Cap Plus Fund - Class A
Actual	$1,000.00	$ 846.10	$10.60	2.29%
Hypothetical(b)	$1,000.00	$1,013.59	$11.56	2.29%
Large Cap Plus Fund - Class I
Actual	$1,000.00	$ 846.60	$9.16	1.98%
Hypothetical(b)	$1,000.00	$1,015.15	$9.99	1.98%
International Fund - Class A
Actual	$1,000.00	$ 816.90	$6.61	1.45%
Hypothetical(b)	$1,000.00	$1,017.79	$7.34	1.45%
International Fund - Class I
Actual	$1,000.00	$ 818.90	$5.48	1.20%
Hypothetical(b)	$1,000.00	$1,019.05	$6.08	1.20%
Income Opportunities Fund - Class A
Actual	$1,000.00	$ 818.50	$5.47	1.20%
Hypothetical(b)	$1,000.00	$1,019.05	$6.08	1.20%
Income Opportunities Fund - Class I
Actual	$1,000.00	$ 820.90	$4.34	0.95%
Hypothetical(b)	$1,000.00	$1,020.30	$4.82	0.95%

(a)	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by (183/365) (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Small Cap Fund	100%
Large Cap Plus Fund	100%
International Fund	71.12%
Income Opportunities Fund	100%

Dividends Received Deduction. For the taxable year ended September 30, 2022, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Small Cap Fund	100%
Large Cap Plus Fund	100%
Income Opportunities Fund	100%

The International Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The foreign source income per share was $0.406 and the foreign tax expense per share was $0.042. Shareholders will receive more detailed information along with their 2022 Form 1099-DIV.

The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with long-term capital gains in the tax character distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Small Cap Fund	$472,527
Large Cap Plus Fund	$2,709

Trustees and Officers (Unaudited)

The following provides information about the Trust’s trustees and officers, including biographical information about their business experience.

Name, Address(1), and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Lawrence Funderburke 1970	Trustee	Indefinite Since September 2020	Founder, Director and Chief Executive Officer, LFYO (non-profit organization) (2000 – Present); Founder, President and Certified Financial Planner, Funderburke Institute of Financial Empowerment (March 2014 – Present).	4	None

Jim Haring 1955	Trustee and Audit Committee Chairman	Indefinite Since September 2020	Independent Consultant, JWH Management (June 2017 – Present); Chief Operating Officer and Chief Financial Officer, Equity Inc. (March 2008 – May 2017).	4	None

Danielle Ross 1984	Trustee	Indefinite Since September 2020	Grace Church School, Board Member (July 2020 – Present); Packer Collegiate Institute, Instructor (September 2019 – Present); Senior Associate, Hall Capital Partners (September 2016 – January 2019).	4	None

Interested Trustees

Jason Job 1980	Board Chairman, Trustee and President	Indefinite Since September 2020	Chief Financial Officer and Portfolio Manager, VELA Investment Management, LLC (December 2019 – Present); Head of Private Asset Management, Diamond Hill Capital Management (2007-2019).	4	None

Lisa Wesolek 1963	Trustee and Vice President	Indefinite Since September 2020	President and Chief Operating Officer, VELA Investment Management, LLC (November 2019 – Present); Chief Operating Officer, Diamond Hill Capital Management (October 2011 – December 2018).	4	None

(1)	The address for each Trustee is VELA Funds, 220 Market Street, Suite 208, New Albany, Ohio 43054.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the principal officers of the Trust, other than Jason Job and Lisa Wesolek, who are listed above.

Name,	Position(s)
Address, and	held with	Term of Office and	Principal Occupation
Year of Birth	Trust	Length of Time Served	During Past Five Years
Zachary Richmond(1) 1980	Treasurer (Principal Financial Officer)	Indefinite Since September 2020	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 – Present); Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 – February 2019).

N. Lynn Bowley(2) 1958	Chief Compliance Officer	Indefinite Since September 2020	Chief Compliance Officer, Alternative Strategy Fund (2016 – Present); Chief Compliance Officer, Northern Lights Fund Trust (2007 – 2020); Chief Compliance Officer, Northern Lights Variable Trust (2017 – 2020); Chief Compliance Officer, The Reynolds Funds, Inc. (2007 – 2016).

Jared Lahman(2) 1986	Anti-Money Laundering Compliance Officer	Indefinite Since August 2021	Compliance Analyst II, Ultimus Fund Solutions, LLC (2019 – Present); Manager of Fund Accounting, Ultimus Fund Solutions, LLC (2016 – 2018).

Jesse Hallee(3) 1976	Secretary	Indefinite Since September 2020	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019 – Present); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – 2019).

(1)	The business address of this officer is 2 Easton Oval, Suite 300, Columbus, Ohio 43219.

(2)	The business address of this officer is 4221 North 203rd Street, Elkhorn, Nebraska 68022.

(3)	The business address of this officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (833) 399-1001 to request a copy of the SAI or to make shareholder inquiries.

Disclosure Regarding Approval of Advisory Agreement (Unaudited)

At a meeting held on August 26, 2022, the Board of Trustees (the “Board”), including a majority of the Independent Trustees, approved the continuance of the amended and restated investment advisory agreement between VELA Funds, on behalf of the VELA Small Cap Fund, the VELA Large Cap Plus Fund, the VELA International Fund, and the VELA Income Opportunities Fund (each, a “Fund” and, collectively, the “Funds”), and VELA Investment Management, LLC (“VELA” or, the “Adviser”) (the “Advisory Agreement”), as well as approved the second amendment to the Advisory Agreement (the “IA Amendment”). In advance of the meeting, the Board requested, and the Adviser provided, certain information related to the Adviser and the terms of the Advisory Agreement and IA Amendment.

In the course of consideration of the approval of the Advisory Agreement and IA Amendment, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Advisory Agreement and IA Amendment. In advance of the meeting, the Independent Trustees requested, received and reviewed a substantial amount of information provided by the Adviser related to the Adviser and the terms of the Advisory Agreement and IA Amendment. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the continuance of the Advisory Agreement and approval of the IA Amendment and reaching their conclusions with respect to the Advisory Agreement and IA Amendment, the Board took note of relevant judicial precedent and regulations adopted by the Securities and Exchange Commission that set forth factors to be considered by a board when evaluating investment advisory agreements. These include, but are not limited to, the following: (i) the nature, extent, and quality of the services to be provided to the Funds; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board, including the Independent Trustees, considered a variety of factors, including those described below. The Board also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Independent Trustees also had an opportunity to discuss the materials presented and any issues raised by the Adviser’s presentation. During the review process, the Independent Trustees noted certain instances where clarification or follow-up was appropriate and others where the Independent Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Independent Trustees determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Independent Trustees had received sufficient information to approve the continuance of the Advisory Agreement and approve the IA Amendment.

Disclosure Regarding Approval of Advisory Agreement (Unaudited) (continued)

Nature, Extent, and Quality of Services. In considering the approval of the continuance of the Advisory Agreement with VELA, the Board considered the nature, extent and quality of services that VELA provides to the Funds, including the Adviser’s personnel and resources. The Board reviewed the services VELA provides in serving as investment adviser, including the background and experience of the personnel providing the investment management services and compliance staff. It was noted that there were no proposed changes to the portfolio management teams to the Funds. The Board also reviewed information provided by VELA regarding trading and brokerage practices, soft dollar usage, and compliance matters. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Funds were satisfactory.

Performance. The Board reviewed performance information that VELA provided for each Fund compared to its respective benchmark index and Peer Group for the three-month, year-to-date, one-year, and since inception periods ended June 30, 2022. The Board noted that the VELA Small Cap Fund, VELA Large Cap Plus Fund, and VELA International Fund had only a two-year performance track record and the VELA Income Opportunities Fund had only a three-month performance track record.

VELA International Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its benchmark index (MSCI World ex USA Index). The Board considered the performance of the Fund against its Peer Group and its benchmark for the three-month, year-to-date, one-year and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

VELA Large Cap Plus Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its benchmark index (Russell 1000 Index). The Board considered the performance of the Fund against its Peer Group and its benchmark for the three-month, year-to-date, one-year and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

VELA Small Cap Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its benchmark index (Russell 2000 Index). The Board considered the performance of the Fund against its Peer Group and its benchmark for the three-month, year-to-date, one-year and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

VELA Income Opportunities Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its benchmark index (Russell 3000 Index). The Board considered the performance of the Fund against its Peer Group and its benchmark for the since inception period. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee, administrative fee, and the total expenses to be paid by each Fund. The Board noted that VELA was proposing to contractually lower its administrative fee by three basis points, effective October

Disclosure Regarding Approval of Advisory Agreement (Unaudited) (continued)

1, 2022. The Board noted further that the administrative fee functions as an “expense cap” in that VELA pays most operational expenses in excess of the administrative fee. The Board evaluated each Fund’s advisory fee, administrative fee, and total expense ratio through the review of comparative information with respect to fees paid by the respective Peer Groups. In addition, the Board also considered information pertaining to the Adviser’s fee schedules for different types of managed accounts and the different levels of service expected with such accounts. The Board discussed the level of work involved in VELA’s oversight of the Funds and the other services that VELA provides to the Funds.

In light of the nature, quality and extent of services VELA provides, the Board concluded that each Fund’s advisory fee and administrative fee were reasonable.

Profitability. The Board considered the information pertaining to the Adviser’s financial condition and commitment to the operation of the Funds. The Board noted that the Adviser did not accrue a profit from Fund operations since the inception of the Funds. With respect to the Adviser, the Board concluded that based on the services provided and the projected growth of the Funds, the management fees and anticipated profits from the Adviser’s relationship with the Funds were not excessive and not unreasonable to each Fund.

Economies of Scale. The Board considered whether the Adviser realized economies of scale with respect to its management of the Funds. The Board noted that economies of scale were not accruing to the Adviser, and accordingly, not a relevant consideration at this time and the Adviser would revisit whether economies of scale exist in the future once the Funds have achieved sufficient scale.

Fall-out Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board noted that the Adviser did not anticipate any fallout benefits at this time.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the compensation to be paid under the Advisory Agreement is fair and reasonable, and that the continuance of the Advisory Agreement and the IA Amendment be approved.

Disclosure Regarding Approval of Advisory Agreement (Unaudited) (continued)

At a meeting held on February 24, 2022, the Board of Trustees (the “Board”), including a majority of the Independent Trustees, approved the amended and restated investment advisory agreement between VELA Funds and VELA Investment Management, LLC (the “Adviser”) (the “Advisory Agreement”), as well as the amendment to the Advisory Agreement with respect to the VELA Income Opportunities Fund (the “Fund”) (the “IA Amendment”). In advance of the meeting, the Board requested, and the Adviser provided, certain information related to the Adviser and the terms of the Advisory Agreement and IA Amendment.

In the course of consideration of the approval of the Advisory Agreement and IA Amendment, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Advisory Agreement and IA Amendment. In advance of the meeting, the Independent Trustees requested, received and reviewed a substantial amount of information provided by the Adviser related to the Adviser and the terms of the Advisory Agreement and IA Amendment. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the approval of the Advisory Agreement and IA Amendment and reaching their conclusions with respect to the Advisory Agreement and IA Amendment, the Board took note of relevant judicial precedent and regulations adopted by the Securities and Exchange Commission that set forth factors to be considered by a board when evaluating investment advisory agreements. These include, but are not limited to, the following: (i) the nature, extent, and quality of the services to be provided to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Board, including the Independent Trustees, considered a variety of factors, including those described below. The Board also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Independent Trustees also had an opportunity to discuss the materials presented and any compliance issues raised by the Adviser’s presentation.

Nature, Extent, and Quality of Services. The Board examined the nature, extent, and quality of the services to be provided by the Adviser to the Fund, including the Adviser’s personnel and resources, a description of the manner in which investment decisions are made and executed, and a review of the financial condition of the Adviser. The Board noted that the proposed services are the same as the services that the Adviser currently provides to the other Funds, including the caliber of the investment management and related services. The Board discussed the Adviser’s compliance infrastructure and resources. The Board also considered the experience and knowledge of the management team and the Adviser’s management of service provider relationships.

Disclosure Regarding Approval of Advisory Agreement (Unaudited) (continued)

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund was satisfactory.

Performance. The Board considered that the Fund is newly formed and as such does not have a record of prior performance to submit at the Meeting. The Board considered that the Fund’s investment strategy, under normal circumstances, should generate capital appreciation for its shareholders. The Board also took into consideration the background and experience of the prospective portfolio managers. The Board acknowledged that the existing Funds managed by the Adviser had demonstrated consistent performance since their inception. The Board concluded that, despite a lack of comparative data, based on the Fund’s investment strategy and the information provided by the Adviser, the Adviser had the potential to provide satisfactory performance for the Fund.

Fees and Expenses. As to the costs of the services to be provided and the profits to be realized by the Adviser, the Board considered the proposed fee for advisory services, the proposed fee for administrative services, and the total expenses to be paid by the Fund. The Board reviewed a report provided by the Adviser showing the management fees and total expense ratios of a group of funds the Adviser deemed comparable to the Fund. The Board evaluated the Fund’s management fee and total expense ratio through the review of comparative information with respect to the fees paid by the peer group. Based on these considerations and other factors, the Board concluded that the proposed management fee of 0.50%, the proposed administrative fee of 0.45%, and the total expense ratio of the Fund were fair and reasonable for the services to be provided under the Advisory Agreement and the IA Amendment.

Profitability. The Board considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund, and considered information pertaining to the Adviser’s financial condition and commitment to the operation of the Fund. The Board noted that the Fund had not yet commenced operations and that it would evaluate the financial results from the Adviser’s relationship with the Fund at the first renewal of the Advisory Agreement with respect to the Fund.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that economies of scale were not a relevant consideration at this time and the Adviser would revisit whether economies of scale exist in the future once the Fund achieved sufficient scale.

Fall-out Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may derive ancillary benefits from the Fund’s operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services (as applicable). The Board reviewed information provided by the Adviser as to any such benefits, and noted that the Adviser did not anticipate any fallout benefits at this stage.

Disclosure Regarding Approval of Advisory Agreement (Unaudited) (continued)

Conclusion. The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and the IA Amendment with respect to the Fund, and having been advised by independent legal counsel throughout the process, determined that the compensation to be paid under the Advisory Agreement and the IA Amendment with respect to the Fund is fair and reasonable, and that the approval of the Advisory Agreement and the IA Amendment was in the best interest of the Fund and its future shareholders.

Privacy Notice (Unaudited)
FACTS	WHAT DO THE VELA FUNDS (the “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number

●   Assets

●   Retirement Assets

●   Transaction History

●   Checking Account Information

●   Purchase History

●   Account Balances

●   Account Transactions

●   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes— Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-833-399-1001

Who we are
Who is providing this notice?	VELA Funds Ultimus Fund Solutions, LLC (Administrator) Ultimus Fund Distributors, LLC (Distributor)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tell us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

VELA Investment Management, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Funds at (833) 399-1001 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Lawrence Funderburke

Jim Haring

Danielle Ross

Jason Job

Lisa Wesolek

OFFICERS

Jason Job, President

Lisa Wesolek, Vice President

Zachary Richmond, Treasurer

N. Lynn Bowley, Chief Compliance Officer

Jesse Hallee, Secretary

INVESTMENT ADVISER

VELA Investment Management, LLC

220 Market Street, Suite 208

New Albany, Ohio 43054

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

CUSTODIAN

Fifth Third Bank N.A.

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, OH 45263

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

VELA-AR-22

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Jim Haring, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the most recent fiscal year:

VELA Funds:	FY 2022	$46,500
VELA Funds:	FY 2021	$29,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the most recent fiscal year:

VELA Funds:	FY 2022	$0
VELA Funds:	FY 2021	$0

c) Tax Fees billed to the registrant by its principal accountants for the most recent fiscal year:

VELA Funds:	FY 2022	$12,000
VELA Funds:	FY 2021	$9,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All Other Fees paid to the registrant’s independent accountant which were not disclosed in Items (a) through (c) above during the most recent fiscal year:

VELA Funds:	FY 2022	$0
VELA Funds:	FY 2021	$0

(e)(1) Pre-Approval of Audit and Non-Audit Services. The Audit Committee will pre-approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2- 01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section10A(i) of the 1934 Act. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

(e)(2) None of the services described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees – The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

VELA Funds:	FY 2022	$12,000
VELA Funds:	FY 2021	$9,000

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	VELA FUNDS

By (Signature and Title)	/s/ Jason Job
Jason Job, President and Principal Executive Officer

Date	12/08/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jason Job
Jason Job, President and Principal Executive Officer

Date	12/08/2022

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	12/08/2022